                        CONSENT AND LETTER OF TRANSMITTAL

                       POLYTAMA INTERNATIONAL FINANCE B.V.
                                       AND
                             P.T. POLYTAMA PROPINDO

                             OFFER TO EXCHANGE THEIR
                      8% GUARANTEED SECURED NOTES DUE 2017
                                    AND THEIR
                6% GUARANTEED SECURED EXCHANGEABLE NOTES DUE 2012
                              FOR THEIR OUTSTANDING
                    11 1/4% GUARANTEED SECURED NOTES DUE 2007
                              (CUSIP NO. 7318OUAA)
             AND SOLICITATION OF CONSENTS TO PROPOSED WAIVERS UNDER
                         AND AMENDMENTS TO THE INDENTURE
             GOVERNING THE 11 1/4% GUARANTEED SECURED NOTES DUE 2007

       PURSUANT TO THE AMENDED CONFIDENTIAL OFFERING CIRCULAR AND CONSENT
                 SOLICITATION STATEMENT DATED DECEMBER 19, 2002

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON DECEMBER 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED.

     This Consent and Letter of Transmittal relates to the offer (the "Exchange Offer") by Polytama International Finance B.V. (the "Issuer") and P.T. Polytama Propindo (the "Company") to exchange, (1) $0.5171 principal amount (as determined by DTC) of their 8% Guaranteed Secured Notes due 2017 (the "New Senior Notes") and (2) $0.1724 principal amount (as determined by DTC) of their 6% Guaranteed Secured Exchangeable Notes due 2012 (the "New Exchangeable Notes" and, together with the New Senior Notes, the "New Notes") for each $1.00 principal amount of their outstanding 11 1/4% Guaranteed Secured Notes due 2007 (the "Existing Notes"). In connection with the Exchange Offer, the Issuer and the Company also are soliciting consents (the "Consent Solicitation") from Holders to certain waivers under and amendments to the indenture governing the Existing Notes (the "Proposed Waivers and Amendments"). The Exchange Offer and Consent Solicitation are made on the terms and subject to the conditions set forth in the enclosed Amended Offering Circular and Consent Solicitation Statement dated December 19, 2002 (the "Amended Offering Circular") and this Consent and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings assigned to them in the Amended Offering Circular.

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:
                              THE BANK OF NEW YORK

BY HAND AND OVERNIGHT COURIER:   BY REGISTERED OR CERTIFIED MAIL:       BY FACSIMILE:

     The Bank of New York            The Bank of New York              (212) 298-1915
  Corporate Trust Operations      Corporate Trust Operations
     Reorganization Unit              Reorganization Unit
 101 Barclay Street, Floor 7E    101 Barclay Street, Floor 7E     TO CONFIRM BY TELEPHONE:
   New York, New York 10286        New York, New York 10286
     Attn: Diane Amoroso              Attn: Diane Amoroso              (212) 815-3738

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Consent and Letter of Transmittal need not be completed if (1)(a) the Existing Notes are being tendered by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Amended Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents," and (b) an "Agent's Message" is delivered to the Exchange Agent or (2) your Existing Notes have been previously tendered and accepted pursuant to the Company's and the Issuer's Confidential Offering Circular dated November 7, 2002 (the "Original Offering Circular") and you do not wish to deliver a Consent.

     THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. If Existing Notes being tendered are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 3.

     To properly complete this Consent and Letter of Transmittal, a Holder must
(1) complete the box entitled "Description of Existing Notes," (2) if appropriate, check and complete the box relating to Special Issuance Instructions and Special Delivery Instructions, (3) sign this Consent and Letter of Transmittal, (4) complete Substitute Form W-9 and (5) follow the Instructions hereto.

     CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS:
(1) RECEIPT OF THE MINIMUM CONSENT AND THE MINIMUM TENDER, (2) EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE (3) THE DEPOSIT OF FUNDS IN CONNECTION WITH THE DEFEASANCE OF EXISTING NOTES UPON CONSUMMATION OF THE EXCHANGE OFFER,
(4) THE RELEASE OF ALL LIENS SECURING THE COLLATERAL ON THE EXISTING NOTES AND
(5) OTHER CUSTOMARY CONDITIONS. SEE THE SECTION OF THE AMENDED OFFERING CIRCULAR ENTITLED "THE EXCHANGE OFFER AND CONSENT SOLICITATION--CONDITIONS TO THE EXCHANGE OFFER."

     To tender your Existing Notes in the Exchange Offer after the date of the Amended Offering Circular, you must also consent to the Proposed Waivers and Amendments. Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, to deliver a Consent to the Proposed Waivers and Amendments, you must tender (or retender, if applicable) your Existing Notes. If your Existing Notes have been previously tendered and accepted pursuant to the Original Offering Circular, such Existing Notes shall be deemed to have been tendered in the Exchange Offer, with no other action required from you. However, if you tendered your Existing Notes prior to the date of the Amended Offering Circular and you wish to deliver a consent to the Proposed Waivers and Amendments, you must withdraw and resubmit such tender along with the requisite Consent.

     Existing Notes previously tendered and any Existing Notes tendered prior to the Expiration Time may be withdrawn (and any related Consents thereby revoked) at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Amended Offering Circular and this Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent.

     This Consent and Letter of Transmittal is to be completed by a Holder of Existing Notes if a tender (or retender, if applicable) is to be made by (1) physical delivery to the Exchange Agent of certificates evidencing Existing Notes being tendered or (2) book-entry delivery to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Amended Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents," but only if an Agent's Message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer also may be made through ATOP. DTC participants that are accepting the Exchange Offer and Consent Solicitation must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC also will send an Agent's Message to the Exchange Agent for its acceptance. The Agent's Message will state that DTC has received an express acknowledgment from the tendering Holder of Existing Notes, which acknowledgment will confirm that such Holder of Existing Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Consent and Letter of Transmittal, and that the Issuer may enforce this Consent and Letter of Transmittal against such Holder of Existing Notes. Timely delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer and Consent Solicitation in lieu of execution and delivery of this Consent and Letter of Transmittal by the DTC participant identified in the Agent's Message. Accordingly, this Consent and Letter of Transmittal need not be completed by a Holder tendering through ATOP.

     Holders of Existing Notes who are unable to complete the procedures for physical delivery of certificates evidencing Existing Notes or book-entry transfer of their Existing Notes into the Exchange Agent's account at DTC prior to the Expiration Time, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Amended Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents--Guaranteed Delivery."

     List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes (in denominations of $1.00 principal amount or any integral multiple thereof) should be listed on a separate schedule signed in accordance with Instructions 3 and 4 and affixed hereto.

                          DESCRIPTION OF EXISTING NOTES

                                                                                      (3)
                                                                                AGGREGATE PRINCIPAL
                                                            (2)                 AMOUNT OF EXISTING
                                    (1)               AGGREGATE PRINCIPAL    NOTES TENDERED AND AS TO
                              CERTIFICATE NUMBER(s)   AMOUNT OF EXISTING         WHICH CONSENT IS
 NAME AND ADDRESS OF HOLDER   (DELIVERED HEREWITH)*         NOTES                  DELIVERED**
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

* Need not be completed if Existing Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes indicated in column 2. A TENDERING HOLDER IS REQUIRED TO CONSENT TO THE PROPOSED WAIVERS AND AMENDMENTS AND WILL BE DEEMED TO HAVE CONSENTED BY SO TENDERING. Existing Notes tendered hereby must be in denominations of $1.00 principal amount or any integral multiple thereof.

     / / CHECK HERE IF CERTIFICATES REPRESENTING TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

     / / CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
               Name of Tendering Institution:___________________________________
               Account Number:__________________________________________________
               Transaction Code Number:_________________________________________

     / /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT
          TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
               Name(s) of Holder(s):
               Window Ticket Number (if any):___________________________________
               Date of Execution of Notice of Guaranteed Delivery:______________ Name of Institution Which Guaranteed Delivery:___________________

               If Delivered by Book-Entry Transfer, Complete the Following:
               Account Number:__________________________________________________
               Transaction Code Number:_________________________________________

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges that it has received the Amended Offering Circular and this Consent and Letter of Transmittal, which together constitute the Issuer's and the Company's Exchange Offer of (i) $0.5171 principal amount (as determined by DTC) of New Senior Notes and (ii) $0.1724 principal amount (as determined by DTC) of New Exchangeable Notes for each $1.00 principal amount of Existing Notes, and the related Consent Solicitation with respect to the Proposed Waivers and Amendments.

     Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby (i) tenders (or retenders, if applicable) to the Issuer pursuant to the Exchange Offer the aggregate principal amount of Existing Notes indicated in the table on the previous page and (ii) consents pursuant to the Consent Solicitation to the Proposed Waivers and Amendments to the Existing Indenture with respect to the aggregate principal amount of such Existing Notes. Subject to, and effective upon, consummation of the Exchange Offer and Consent Solicitation and the acceptance of the Existing Notes tendered (and the related Consents delivered) hereby, the undersigned hereby: (i) irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, the Existing Notes being tendered pursuant to this Consent and Letter of Transmittal; (ii) waives any and all rights with respect to the Existing Notes tendered (other than the right to receive the New Notes in exchange therefor), including any rights to accrued and unpaid interest on the Existing Notes; and
(iii) releases and discharges the Issuer, the Company, the Trustee and the Exchange Agent from any and all claims such Holder may have, now or in the future, arising out of or related to such Existing Notes. The undersigned acknowledges and agrees that the tender (or retender, if applicable) of Existing Notes may not be withdrawn (and the delivery of the related Consents may not be revoked) except in accordance with the procedures set forth in the Amended Offering Circular.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such tendered Existing Notes (and the related Consents), with full power of substitution to, among other things, cause the Existing Notes to be assigned, transferred and exchanged, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Amended Offering Circular.

     The Exchange Offer and Consent Solicitation are subject to certain conditions as set forth in the Amended Offering Circular under the caption "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer and Consent Solicitation." These conditions include, among other things: (1) receipt of the Minimum Consent and the Minimum Tender, (2) execution and delivery of the Supplemental Indenture, (3) the deposit of funds in connection with the defeasance of Existing Notes upon consummation of the Exchange Offer, (4) the release of all liens securing the collateral on the Existing Notes and (5) other customary conditions. The undersigned recognizes that as a result of these conditions (which may be waived by the Issuer, in whole or in part, in the sole discretion of the Issuer), as more particularly set forth in the Amended Offering Circular, the Issuer may not be required to accept all or any of the Existing Notes tendered (or the related Consents delivered) hereby.

     The undersigned acknowledges and agrees that, by the execution and delivery of this Consent and Letter of Transmittal, the undersigned hereby grants written consent to the Proposed Waivers and Amendments to the Existing Indenture with respect to the aggregate principal amount of Existing Notes tendered hereby and also hereby consents to the execution of the Supplemental Indenture to the Existing Indenture implementing the Proposed Waivers and Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Amended Offering Circular and this Consent and Letter of Transmittal. The undersigned understands that although the Supplemental Indenture will have been executed by the parties thereto, the Supplemental Indenture will not become operative until the validly tendered Existing Notes are accepted by the Issuer and the Exchange Offer is consummated. If the Exchange Offer is terminated or withdrawn, or if no Existing Notes are accepted for payment, the Supplemental Indenture will not become operative.

     The undersigned understands that to tender Existing Notes in the Exchange Offer after the date of the Amended Offering Circular, the undersigned must also consent to the Proposed Waivers and Amendments, and that Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, the undersigned understands that to deliver a Consent to the Proposed Waivers and Amendments, the undersigned must tender its Existing Notes.

     The undersigned understands that Existing Notes previously tendered and any Existing Notes tendered prior to the Expiration Time may be withdrawn (and any related Consents thereby revoked) by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Exchange Agent at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Amended Offering Circular and this Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent. In the event of a termination of the Exchange Offer, any Consent will automatically be deemed revoked, and the certificates representing Existing Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly or, in the case of Existing Notes tendered by book-entry delivery, such Existing Notes will be credited to the account maintained at DTC from which such Existing Notes were delivered. If the Exchange Offer is terminated, Holders will not receive any New Notes.

     The undersigned understands that the Issuer will not be required to accept any tender of Existing Notes (or delivery of related Consents) and may terminate or amend either or both of the Exchange Offer and Consent Solicitation, if at any time prior to the consummation thereof, the Issuer determines in its reasonable judgment that certain events specified in the Amended Offering Circular that would adversely affect the Exchange Offer, the Consent Solicitation, the Proposed Waivers and Amendments or the Holders of the Existing Notes have or have not occurred, or are or are not likely to occur.

     The undersigned understands that tenders of Existing Notes (and deliveries of any related Consents) pursuant to any of the procedures described in the Amended Offering Circular and in the instructions in this Consent and Letter of Transmittal and the acceptance of such Existing Notes (and such related Consents) by the Issuer will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation. For purposes of the Exchange Offer and Consent Solicitation, the undersigned understands that validly tendered Existing Notes (and validly delivered Consents), or defectively tendered Existing Notes (or defectively delivered Consents) with respect to which the Issuer has, or has caused to be, waived such defect, will be deemed to have been accepted by the Issuer if, as and when the Issuer gives written notice (which may be by facsimile) of such acceptance to the Exchange Agent.

     The undersigned understands that the delivery and surrender of any Existing Notes is not effective (unless such tender was previously made pursuant to the Original Offering Circular), and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal, or a copy hereof, properly completed and duly executed, or a properly transmitted "Agent's Message" through DTC's ATOP system, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer. All questions as to the form of all documents and the validity of any tender of Existing Notes or delivery of related Consents (including time of receipt) and acceptance of tenders and Consents and withdrawals of Existing Notes and revocation of related Consents will be determined by the Issuer, in the Issuer's sole judgment (although the Issuer may delegate power in whole or in part to the Exchange Agent, but only with the Exchange Agent's prior written consent), and such determination shall be final and binding.

     The undersigned acknowledges and agrees that issuance of New Notes to a DTC account designated herein by the undersigned in exchange for validly tendered Existing Notes that are accepted in the Exchange Offer will be made as promptly as practicable after the date on which we accept Existing Notes for exchange.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Existing Notes tendered or to perfect the undersigned's consent pursuant to the Consent and Letter of Transmittal. All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the delivery of the related Consents thereby revoked) only in accordance with the procedures set forth in "The Exchange Offer and Consent Solicitation--Withdrawal Rights" section of the Amended Offering Circular.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Notes, and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged, be issued in the name of the undersigned, or in the case of a book-entry delivery of Existing Notes, that any unexchanged Existing Note be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, the undersigned hereby requests delivery of the New Notes, and, if applicable substitute certificates representing Existing Notes for any Existing Notes not exchanged, to the address shown above in the table entitled "Description of Existing Notes."

     In the event that the "Special Issuance Instructions" box is completed, the undersigned hereby understands and acknowledges that any certificates representing Existing Notes tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that the Issuer has no obligation pursuant to the "Special Issuance Instructions" box to transfer any Existing Notes from the name(s) of the registered Holders thereof to the person indicated in such box, if the Issuer does not accept any Existing Notes so tendered. The undersigned acknowledges and agrees that the Issuer and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Existing Notes, and may retain such Existing Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

     Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Amended Offering Circular, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Exchange Agent, their addresses and telephone numbers appear on the final page of this Consent and Letter of Transmittal. See Instruction 13 below.

     THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES, AS SET FORTH IN SUCH TABLE ABOVE.

            PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 8)

     To be completed ONLY if certificates for Existing Notes are exchanged and/or the New Notes to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Consent and Letter of Transmittal above, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)
/ /  New Notes
/ /  Existing Notes
in the name of:

Name(s)______________________________________________________________
                          (Please Type or Print)

_____________________________________________________________________
                          (Please Type or Print)

Address  ____________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
                             (Zip Code)

TIN__________________________________________________________________
                        (Social Security Number or
                      Employer Identification Number)

/ / Credit unexchanged Existing Notes delivered by book-entry transfer to DTC account set forth below.

_____________________________________________________________________
                       (DTC Account Number, if applicable)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 8)

     To be completed ONLY if certificates for Existing Notes are exchanged and/or the New Notes to be delivered to someone other than the person or persons whose signature(s) appear(s) on this Consent and Letter of Transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Existing Notes" above.


Mail: (please check one or more)
/ /  New Notes
/ /  Existing Notes
to:

Name(s)______________________________________________________________
                          (Please Type or Print)

_____________________________________________________________________
                          (Please Type or Print)

 Address  ___________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
                             (Zip Code)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS CONSENT AND LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), OR AN AGENT'S MESSAGE PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT/OR PRIOR TO THE EXPIRATION TIME.

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)

     By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby (l) consents to the Proposed Waivers and Amendments to the Existing Indenture and to the execution of the Supplemental Indenture implementing the Proposed Waivers and Amendments, and (2) tenders the principal amount of the Existing Notes listed above in the table labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Existing Notes described in such table.

X_____________________________________________, dated ______________________2002

X_____________________________________________, dated ______________________2002
Signature(s) of Owner

Area Code and Telephone Number _________________________________________________

     If a Holder is tendering Existing Notes, this Consent and Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)_________________________________________________________________________
________________________________________________________________________________
(PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Tax Identification No:__________________________________________________________

SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 4.)

Signature(s) Guaranteed by _____________________________________________________

an Eligible Guarantor Institution:______________________________________________

                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                     (TITLE)

--------------------------------------------------------------------------------
                                 (NAME AND FIRM)

Dated:____________________________________________________________________, 2002

(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION 7.)

                                  INSTRUCTIONS

     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURES. To tender Existing Notes (and thereby deliver the related Consents) after the date of the Amended Offering Circular, a properly completed and duly executed copy or manually signed facsimile of this Consent and Letter of Transmittal, or an Agent's Message in lieu of this Consent and Letter of Transmittal, together with physical delivery of certificates representing such Existing Notes or book-entry delivery of such Existing Notes to the account of the Exchange Agent at DTC, in each case, along with any other documents required by this Consent and Letter of Transmittal and by the Amended Offering Circular, shall be received by the Exchange Agent at the Exchange Agent's address set forth herein, prior to the Expiration Time.

     THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S ATOP, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. HOLDERS TENDERING EXISTING NOTES THROUGH DTC'S ATOP SYSTEM MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF EXISTING NOTES OR DELIVERIES OF CONSENTS WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE ISSUER, THE COMPANY OR DTC.

     To tender your Existing Notes in the Exchange Offer after the date of the Amended Offering Circular, you must also consent to the Proposed Waivers and Amendments. Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, to deliver a Consent to the Proposed Waivers and Amendments, you must tender (or retender, if applicable) your Existing Notes. If your Existing Notes have been previously tendered and accepted pursuant to the Original Offering Circular, such Existing Notes shall be deemed to have been tendered in the Exchange Offer, with no other action required from you. However, if you tendered your Existing Notes prior to the date of the Amended Offering Circular and you wish to deliver a consent to the Proposed Waivers and Amendments, you must withdraw and resubmit such tender along with the requisite Consent.

     Holders whose certificates for Existing Notes are not lost but are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Time or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Time may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Amended Offering Circular under the section "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents" and in the enclosed Notice of Guaranteed Delivery.

     For more information see "The Exchange Offer and Consent Solicitation" in the Amended Offering Circular.

     2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If a Holder wishes to tender and consent with respect to less than the entire principal amount evidenced by any Existing Notes submitted, such Holder must fill in the principal amount that is to be tendered in the table above labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered." In the case of a partial tender of Existing Notes, as soon as practicable after the consummation of the Exchange Offer, new certificates for the remainder of Existing Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the table above labeled "Special Delivery Instructions" of this Consent and Letter of Transmittal. The entire principal amount that is represented by tendered Existing Notes delivered to the Exchange Agent will be deemed to have been tendered, and the tendering Holder will be deemed to have consented to the Proposed Waivers and Amendments to the Existing Indenture with respect to such entire principal amount, unless otherwise indicated.

     3. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. The signature(s) on this Consent and Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such Holder of Existing Notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON CONSENTS AND LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

     If any of the Existing Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Existing Notes are registered in client names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which such Existing Notes are held.

     If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     4. GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is not signed by the Holder, the Holder must transmit a separate, properly completed power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

     An Eligible Guarantor Institution (as defined in Rule l7Ad-15 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

     (i)       Banks (as defined in Section 3(a) of the Federal Deposit
Insurance Act);

     (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act;

     (iii) Credit unions (as that term is defined in Section l9(b)(1)(A) of the Federal Reserve Act);

     (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and

     (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: For a change in name by marriage, etc., this Consent and Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Consent and Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Consent and Letter of Transmittal must be guaranteed as provided above, and the Holder must complete the Special Issuance Instructions and Special Delivery Instructions above.

     You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Notes in a name other than that of the registered holder(s) of the surrendered Existing Notes.

     SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED EXISTING NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE TABLE ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS CONSENT AND LETTER OF TRANSMITTAL OR (2) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Holders tendering Existing Notes should indicate in the appropriate table above the name and address to which (l) New Notes issued pursuant to the Exchange Offer and/or (2) any substitute certificates evidencing Existing Notes not exchanged are to be issued ("Special Issuance Instructions") or sent ("Special Delivery Instructions") if different from the name or address of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Consent and Letter of Transmittal.

     6. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt and withdrawal of the tendered Existing Notes (and related Consents) will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes which, if accepted, would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any irregularities or conditions of tender as to particular Existing Notes.

     7. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide us (as payor), or the paying agent designated by us to act on our behalf (the "Payor") with such Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, backup withholding may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering Holder of Existing Notes must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, which requires a tendering Holder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such Holder is awaiting a TIN), (2) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding, and (3) that the Holder is a U.S. person.

     Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in
Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status" signed under penalty of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

     If the Existing Notes are held in more than one name or are not in the same name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

     8. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to the Issuer or the Issuer's order pursuant to the Exchange Offer and the exchange of New Notes therefor. If, however, the New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of Existing Notes tendered pursuant to this Consent and Letter of Transmittal, or if tendered Existing Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Issuer or the Issuer's order pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered Holder or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 8, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS CONSENT AND LETTER OF TRANSMITTAL.

     9. WAIVER OF CONDITIONS. We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Amended Offering Circular in our reasonable discretion in accordance with the terms in the Amended Offering Circular and this Consent and Letter of Transmittal. See "The Exchange Offer and Consent Solicitation--Conditions of the Exchange Offer and Consent Solicitation."

     10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile hereof), shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     None of the Issuer, the Company, or the Exchange Agent, or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes (or delivery of Consents) nor shall any of them incur any liability for failure to give any such notice.

     11. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. If your Existing Note certificate(s) have been lost, stolen or destroyed, such should be indicated in the table entitled "Description of Existing Notes" in this Consent and Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation, including an affidavit of loss and an indemnity bond, necessary to be completed in order to tender such lost, stolen or destroyed Existing Note certificate(s). You will not be entitled to exchange your lost, stolen or destroyed Existing Note certificate(s) unless you deliver to the Exchange Agent the properly completed and signed affidavit of loss and post the indemnity bond in an amount reasonably determined by the Issuer as indemnity against any claim that may be made against the Issuer with respect to such certificate(s).

     12. WITHDRAWAL RIGHTS AND REVOCATION OF CONSENTS. Existing Notes previously tendered and any Existing Notes tendered prior to the Expiration Time may be withdrawn (and any related Consents thereby revoked) at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Amended Offering Circular and the Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent.

     For a withdrawal of a tender of Existing Notes (and the revocation of any related Consents) to be effective, a written notice of withdrawal delivered by hand, overnight courier or mail, or a manually signed facsimile transmission, or a properly transmitted "Request Message" through DTC's ATOP system, must be received by the Exchange Agent at the address set forth above prior to the Expiration Time. Any such notice of withdrawal must (l) specify the name of the person having tendered the Existing Notes to be withdrawn, (2) identify the Existing Notes to be withdrawn, including the principal amount of such Existing Notes, (3) in the case of Existing Notes tendered by book-entry transfer, specify the number of the account at DTC from which the Existing Notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn Existing Notes and otherwise comply with the procedures of such facility, (4) contain a statement that such Holder is withdrawing its election to have such Existing Notes exchanged for the New Notes, (5) other than a notice transmitted through DTC's ATOP system, be signed by the Holder in the same manner as the original signature on the Consent and Letter of Transmittal by which such Existing Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (6) specify the name in which such Existing Notes are registered, if different from the person who tendered such Existing Notes.

     All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by us, and our determination shall be final and binding on all parties. Any Existing Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer (and no Consents will be deemed to have been delivered for purposes of the Consent Solicitation), and no consideration will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered thereafter. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth under "The Exchange Offer and Consent Solicitation -Procedure for Tendering Existing Notes and Delivering Consents" in the Amended Offering Circular, such Existing Notes will be credited to an account maintained with DTC for the Existing Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, and in either case, the Holder thereof shall not receive any consideration. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to the Expiration Time.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Amended Offering Circular and this Consent and Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers indicated herein.

           TO BE COMPLETED BY ALL TENDERING HOLDERS OF EXISTING NOTES

                               (SEE INSTRUCTION 7)

PAYOR'S NAME: THE BANK OF NEW YORK, AS PAYING AGENT

SUBSTITUTE
FORM W-9

Department of
the Treasury
Internal Revenue Service

Payor's Request for Taxpayer
Identification Number ("TIN") and
Certification

PART 1-PLEASE PROVIDE                      TIN___________________________
YOUR TIN IN THE BOX AT
RIGHT AND CERTIFY BY                            (Social Security Number
SIGNING AND DATING                                    or Employer
BELOW                                            Identification Number)

PART 2-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)

PART 3-CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. Person (including a U.S. resident alien).

SIGNATURE                              DATE
          ----------------------------      --------------

     You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold the applicable rate from all cash payments make to me thereafter until I provide a number.

---------------------------------------------        ---------------------------
                 SIGNATURE                                       DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT BACKUP WITHHOLDING
      FROM ANY GROSS PROCEEDS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

                              THE BANK OF NEW YORK

BY HAND AND OVERNIGHT COURIER:   BY REGISTERED OR CERTIFIED MAIL:      BY FACSIMILE:

    The Bank of New York            The Bank of New York              (212) 298-1915
  Corporate Trust Operations      Corporate Trust Operations
     Reorganization Unit              Reorganization Unit         TO CONFIRM BY TELEPHONE:
 101 Barclay Street, Floor 7E    101 Barclay Street, Floor 7E
   New York, New York 10286        New York, New York 10286            (212) 815-3738
     Attn: Diane Amoroso              Attn: Diane Amoroso

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INFORMATION AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

                          [GEORGESON SHAREHOLDER LOGO]

                  U.S. HOLDERS:                   ALL OTHER HOLDERS:
                 17 State Street                     Crosby Court
                New York, NY 10004                  38 Bishopsgate
                                                London EC2N 4AF England

             BANKS AND BROKERS CALL:                     CALL:

                  (212) 440-9800                   (44) 207 335 8739

            ALL OTHERS CALL TOLL FREE:

                  (866) 835-3104